UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 14, 2023

GeneDx Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware		001-39482	85-1966622
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

333 Ludlow Street, North Tower, 6th Floor			06902
Stamford,	Connecticut
(Address of Principal Executive Offices)			(Zip Code)
(800) 298-6470
Registrant's telephone number, including area code
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WGS	The Nasdaq Global Select Market
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	WGSWW	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02           Results of Operations and Financial Condition.

On March 14, 2023, GeneDx Holdings Corp. (the “Company”) issued a press release (the “Press Release”) and will hold a conference call announcing the Company's financial results for the year ended December 31, 2022. Copies of the Press Release and Earnings Presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information furnished with this Item 2.02, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description
99.1	Press Release, dated March 14, 2023, regarding the registrant’s results for the year ended December 31, 2022
99.2	Earnings Presentation, dated March 14, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeneDx Holdings Corp.

Date:	March 14, 2023	By:	/s/ Katherine Stueland
		Name:	Katherine Stueland
		Title:	Chief Executive Officer